EXECUTION VERSION
FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT (this “Agreement”), dated as of December 9, 2021 (the “Fourth Amendment Effective Date”), is entered into by and among INTERFACE, INC., a Georgia corporation (the “Company”) and BANK OF AMERICA, N.A., in its capacities as Administrative Agent, Domestic Swing Line Lender and L/C Issuer.
RECITALS
WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and L/C Issuer, entered into that certain Second Amended and Restated Syndicated Credit Facility Agreement dated as of August 7, 2018 (as amended, modified, supplemented or extended from time to time prior to the date hereof, including by that certain First Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of December 18, 2019, that certain Second Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of July 15, 2020, and that certain Third Amendment to Second Amended and Restated Syndicated Facility Agreement dated as of November 17, 2020, the “Facility Agreement”; the Facility Agreement, as further amended by this Agreement, the “Amended Facility Agreement”);
WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Facility Agreement denominated in Sterling and Euros (collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Facility Agreement;
WHEREAS, the ICE Benchmark Administration (the “IBA”) has notified The Financial Conduct Authority (the “FCA”), the regulator of the IBA, that after December 31, 2021 all LIBOR settings in respect of all Euro denominated loans will cease to be made available or will no longer be representative of the underlying market and economic reality the setting is intended to measure; and the FCA publicly announced on March 5, 2021 that they will not require the IBA to continue to publish such Euro LIBOR settings that will cease after December 31, 2021;
WHEREAS, LIBOR settings in respect of Sterling were similarly stated to cease after December 31, 2021,  on September 29, 2021, the FCA announced, following a consultation, that in order to help ensure an orderly wind down of the 1-, 3- and 6-Month Sterling LIBOR settings it will compel IBA to publish these three Sterling LIBOR settings under a changed, “synthetic” methodology for the duration of 2022 for use in certain legacy contracts that have not been changed at or ahead of the December 31, 2021 LIBOR cessation date, and that any settings published under a “synthetic” methodology will no longer be representative of the underlying market or economic reality the setting is intended to measure as those terms are used in the UK Benchmarks Regulation;
WHEREAS, the Company and the Administrative Agent have determined in accordance with Section 3.03 of the Facility Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Facility Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable; and
WHEREAS, the Company and the Administrative Agent desire to enter into this Agreement to amend the Facility Agreement pursuant to Section 3.03(c)(B) of the Facility Agreement for the purpose of replacing LIBOR for each of the Impacted Currencies with a successor rate and setting forth certain related conforming changes in respect of such successor rates, in each case, on the terms and subject to the conditions as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Amended Facility Agreement.
2.    Agreement. Notwithstanding any provision of the Facility Agreement or any other Loan Document to the contrary, subject to the terms and conditions set forth in Section 4 hereof, the parties hereto hereby agree that the terms and provisions set forth on Appendix A attached hereto and made a part hereof (“Appendix A”) shall apply to the Impacted Currencies. For the avoidance of doubt, (a) to the extent provisions in the Facility Agreement apply to the Impacted Currencies and such provisions are not specifically addressed by Appendix A, the provisions in the Facility Agreement shall continue to apply to the Impacted Currencies, (b) the provisions of Appendix A shall not apply to any Loans denominated in any currencies other than the Impacted Currencies, and (c) this Section 2 and the provisions of Appendix A are not intended to amend, and shall not be construed as amending, the definition of “Alternative Currency” as set forth in the Facility Agreement.
3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Facility Agreement or the other Loan Documents, the terms hereof shall control.
4.    Conditions Precedent. This Agreement shall become effective as of the Fourth Amendment Effective Date upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by the Company and the Administrative Agent; provided, however, that, in accordance with Section 3.03(c)(B) of the Facility Agreement, Section 2 of this Agreement and the provisions of Appendix A shall become effective at 5:00 p.m. (Eastern time) on the fifth (5th) Business Day after the Administrative Agent shall have posted the Agreement to all Lenders and the Company unless, prior to such time, the Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to this Agreement.
5.    Payment of Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced in reasonable detail (paid directly to such counsel if requested by the Administrative Agent).
6.    Miscellaneous.
(a)The Loan Documents, and the obligations of the Company under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)The Company (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations.
(c)The Company represents and warrants that:
(i)    The execution, delivery and performance by the Company of this Agreement is within the Company’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.
2

(ii)    This Agreement has been duly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(iii)    The execution and delivery by the Company of this Agreement and performance by it of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which the Company is a party or affecting it or its properties or any Subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which the Company or any Subsidiary thereof or its property is subject or (c) violate any law.
(iv)    Before and after giving effect to this Agreement, (A) all representations and warranties of the Company set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Fourth Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.
(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Amended Facility Agreement set forth in Sections 11.14 and 11.15 thereof with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[remainder of page intentionally left blank]

3

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
COMPANY:    INTERFACE, INC.,
a Georgia corporation

By:    /s/ Bruce A. Hausmann
Name: Bruce A. Hausmann
Title: Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Maurice Washington
Name:    Maurice Washington
Title: Vice President

Appendix A

TERMS APPLICABLE TO ALTERNATIVE CURRENCY LOANS

1.    Defined Terms. The parties hereto agree that, for purposes of this Appendix A, the following terms shall have the meanings set forth below. Capitalized terms set forth in this Appendix A and not otherwise defined herein shall have the meaning set forth in the Facility Agreement.
“€STR” means, with respect to any applicable determination date, the Euro Short Term Rate as administered by European Central Bank (or any other person which takes over the administration of that rate, the “€STR Administrator”) displayed on the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the €STR Administrator from time to time (the “€STR Administrator’s Website”) on the Business Day preceding the date of determination; provided that if such determination date is not a Business Day, €STR means such rate that applied on the first Business Day immediately prior thereto; provided, further, that €STR determined pursuant to prior proviso shall be utilized for purposes of calculation of €STR for no more than three (3) consecutive days.
“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account specified in the Facility Agreement with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Company and the Lenders.
“Agreement” means that certain Fourth Amendment to Second Amended and Restated Syndicated Facility Agreement, dated as of December 9, 2021, by and among the Company and the Administrative Agent.
“Alternative Currency” means each of the following currencies: Sterling and Euros.
“Alternative Currency Daily Floating Rate” means, for all European Swing Line Loans denominated in an Alternative Currency, on each day any such Loan is outstanding, the fluctuating rate of interest equal to (a) in the case of any such Loan denominated in Euro, €STR and (b) in the case of any such Loan denominated in Sterling, the Alternative Currency Daily Rate.  If such rate is not available at such time for any reason, then the “Alternative Currency Daily Floating Rate” shall be the rate per annum as otherwise agreed to by the Company and the Administrative Agent; provided that if the Company and the Administrative Agent are unable to mutually agree on an acceptable rate, the Administrative Agent shall be under no obligation to provide European Swing Line Loans; provided, further, that if the Alternative Currency Daily Floating Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Alternative Currency Daily Floating Rate Loan” means a European Swing Line Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Floating Rate.” All Alternative Currency Daily Floating Rate Loans must be denominated in an Alternative Currency.
“Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Amended Facility Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.
“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.

“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.
“Alternative Currency Rate” means the Alternative Currency Daily Rate, the Alternative Currency Term Rate or the Alternative Currency Daily Floating Rate, as applicable.
“Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Amended Facility Agreement denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that
(a)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro or an Alternative Currency Daily Floating Rate Loan, any fundings, disbursements, settlements and payments in Euro in respect of any such Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Loan, means a Business Day that is also a TARGET Day;
(b)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling or Alternative Currency Daily Floating Rate Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and
(c)    if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
“Committed Loan Notice” means a Loan Notice as defined in the Facility Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A in the case of any proposed Borrowing of Alternative Currency Loans or continuation of an Alternative Currency Term Rate Loan.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, EURIBOR, €STR or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “EURIBOR”, “€STR” “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“EURIBOR” has the meaning specified in the definition of “Alternative Currency Term Rate”.
“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, LIBOR Rate or any similar or analogous definition in the Facility Agreement.
“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.
“Interest Payment Date” means, (a) as to any Alternative Currency Daily Rate Loan or any Alternative Currency Daily Floating Rate Loan, the last Business Day of each March, June, September and December and the applicable maturity date set forth in the Amended Facility Agreement and (b) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest Period” means as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Company in its Committed Loan Notice or as deemed continued in accordance with the provisions of this Appendix A; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)    any Interest Period pertaining to an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the applicable maturity date for such Loan set forth in the Amended Facility Agreement.
“Relevant Rate” means, with respect to any Loan denominated in (a) Sterling, SONIA, and (b) Euros, EURIBOR or €STR, as applicable.
“Revaluation Date” means, with respect to any Loan, each of the following: (a) each date of a Borrowing of an Alternative Currency Loan, (b) with respect to an Alternative Currency Daily Rate Loan, each Interest Payment Date, (c) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to the terms of the Amended Facility Agreement, and (d) such additional dates as the Administrative Agent shall reasonably determine or the Required Lenders shall require.
“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time);

provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.1193% per annum.
“Successor Rate” means the Successor Rate, LIBOR Successor Rate, Applicable Successor Rate or any similar or analogous definition in the Facility Agreement.
“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, an Alternative Currency Daily Rate Loan, an Alternative Currency Term Rate Loan or an Alternative Currency Daily Floating Rate Loan.
2.    Terms Applicable to Alternative Currency Loans. From and after the Fourth Amendment Effective Date, subject to the terms and conditions set forth in Section 4 of the Agreement, the parties hereto agree as follows:
(a)    Alternative Currencies. (i) No Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in an Alternative Currency, or to continue an existing Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at the Alternative Currency Daily Rate, Alternative Currency Term Rate or Alternative Currency Daily Floating Rate, as applicable; provided, that, to the extent any Loan denominated in an Alternative Currency and bearing interest at the Eurocurrency Rate is outstanding on the Fourth Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until (but, for the avoidance of doubt, no later than) the end of the current Interest Period (as defined in the Facility Agreement) or payment period applicable to such Loan as set forth in, and subject to the terms and conditions of, the Facility Agreement unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the applicable Alternative Currency Rate immediately upon the effectiveness of this Agreement.
(b)     References to Eurocurrency Rate and Eurocurrency Rate Loans in the Facility Agreement and Loan Documents.
(i)     References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Facility Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, Alternative Currency Daily Floating Rates, Alternative Currency Loans and Alternative Currency Daily Floating Rate Loans, as applicable.
(ii)     For purposes of any requirement for the Company to compensate Lenders for losses in the Facility Agreement resulting from any continuation, conversion, payment or prepayment of any Loan denominated in an Alternative Currency on a day other than the last day of any Interest Period (as defined in the Facility Agreement), references in such requirement to the Interest Period (as defined in the Facility Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan.
(c)     Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate” or “Alternative Currency Daily Floating Rate” or with respect to any rate (including, for the avoidance of doubt, the selection  of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.

(d)    Revaluation Dates. The Administrative Agent shall determine the Dollar Equivalent amounts of Borrowings and Loans denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur.
(e)    Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Facility Agreement:
(i)    Alternative Currency Loans. Each Borrowing of Alternative Currency Loans, and each continuation of an Alternative Currency Term Rate Loan shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) four (4) Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation. Each Borrowing of or continuation of Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $2,000,000 or a whole multiple of the Dollar Equivalent of $500,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the Company is requesting a Borrowing or a continuation of Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iii) the currency and principal amount of Loans to be borrowed or continued, (iv) the Type of Loans to be borrowed, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the applicable Borrower. If the Company fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Company fails to specify a Type of Loan in a Committed Loan Notice or if such Company fails to give a timely notice requesting a continuation, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars; provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. Any such automatic conversion or continuation, as applicable, shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Loan. If the Company requests a Borrowing of or continuation of Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency.
(ii)    Conforming Changes. With respect to any Alternative Currency Rate the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Facility Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Facility Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.
(iii)    Committed Loan Notice. For purposes of a Borrowing of Alternative Currency Loans, or a continuation of and Alternative Currency Term Rate Loan, the Company shall use the Committed Loan Notice attached hereto as Exhibit A.
(f)    Interest.

    (i)    Subject to the provisions of the Facility Agreement with respect to default interest, (x) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; (y) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate; and (z) each European Swing Line Loan denominated in an Alternative Currency shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Floating Rate plus the Applicable Rate for Alternative Currency Loans or such other rate per annum as the European Swing Line Lender and the applicable European Borrower shall mutually agree; provided, that, to the extent any Loan denominated in an Alternative Currency and bearing interest at the Eurocurrency Rate is outstanding on the Fourth Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until (but, for the avoidance of doubt, no later than) the end of the current Interest Period (as defined in the Facility Agreement) or payment period applicable to such Loan as set forth in, and subject to the terms and conditions of, the Facility Agreement unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the applicable Alternative Currency Rate immediately upon the effectiveness of this Agreement.
    (ii)    Interest on each Alternative Currency Loan and each Alternative Currency Daily Floating Rate Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Facility Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(g)     Computations. All computations of interest for Alternative Currency Loans and Alternative Currency Daily Floating Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans or Alternative Currency Daily Floating Rate Loans as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Alternative Currency Loans and Alternative Currency Daily Floating Rate Loans for the day on which such Loan is made, and shall not accrue on any such Loan, or any portion thereof, for the day on which such Loan or such portion is paid, provided that any such Loan that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(h)     Successor Rates. The provisions in the Facility Agreement, including but not limited to Section 3.03 of the Facility Agreement, addressing the replacement of a current Successor Rate for a currency shall be deemed to also apply to Alternative Currency Loans and SONIA and EURIBOR, as applicable, and the related defined terms shall be deemed to include Sterling and Euros and SONIA and EURIBOR, as applicable.
[remainder of page intentionally left blank]

Exhibit A

FORM OF COMMITTED LOAN NOTICE
(Alternative Currency Loans)
Date: ___________, _____1
To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Syndicated Facility Agreement dated as of August 7, 2018, as amended (as so amended and as the same may be further amended, modified, supplemented, increased and extended from time to time, the “Facility Agreement”) among Interface, Inc., a Georgia corporation (the “Company”), the Designated Borrowers identified therein, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Facility Agreement.

The undersigned hereby requests (select one)2:

Multicurrency Revolving Loan

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

1 Note to Company. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.
2 Note to Company. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.

A conversion or continuation of the Term Loan A-3

Indicate: Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

The Borrowing, if any, requested herein complies with Section 2.01(b), (c), (d) or (e), as applicable, or the proviso to the first sentence of Section 2.01(a), as applicable, of the Facility Agreement. The Company hereby represents and warrants that each of the conditions set forth in Section 5.02 of the Facility Agreement have been satisfied on and as of the date of such Borrowing.

INTERFACE, INC., a Georgia corporation

By:
Name:
Title: